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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: MAY 10, 1999
                 (DATE OF EARLIEST EVENT REPORTED: MAY 5, 1999)


                           EL PASO ENERGY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
         DELAWARE                        1-14365                         76-0568816
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)     (I.R.S. EMPLOYER IDENTIFICATION NO.)
     OF INCORPORATION)
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                             EL PASO ENERGY BUILDING
                              1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (713) 420-2131
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS.

         On May 5, 1999, El Paso Energy Corporation (the "Company") entered into an Underwriting Agreement with Donaldson, Lufkin & Jenrette Securities Corporation, ABN AMRO Incorporated, Chase Securities Inc. and NationsBanc Montgomery Securities LLC, pursuant to which the Company issued $500 million aggregate principal amount of 6 3/4% Senior Notes Due 2009 (the "Notes"). The net proceeds from the sale of the Notes were approximately $496 million, and will be used by the Company to repay outstanding short-term indebtedness.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) EXHIBITS.

   Exhibit
   Number                  Description

     1.1         Underwriting Agreement dated as of May 5, 1999

     4.1 Indenture dated as of May 10, 1999, between the Company and The Chase Manhattan Bank, as Trustee

     4.2 First Supplemental Indenture dated as of May 10, 1999, between the Company and The Chase Manhattan Bank, as Trustee, including the form of 6 3/4% Senior Note Due 2009

     5.1 Opinion of Andrews & Kurth L.L.P. as to the legality of the Notes

     23.1        Consent of PricewaterhouseCoopers LLP, independent accountants

     23.2        Consent of Ernst & Young LLP, independent accountants

     23.3        Consent of KPMG LLP, independent accountants

     23.4        Consent of Andrews & Kurth L.L.P. (included in Exhibit 5.1)

     25.1        Form T-1 Statement of Eligibility of The Chase Manhattan Bank



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             EL PASO ENERGY CORPORATION



                                             By: /s/ JEFFREY I. BEASON
                                                --------------------------------
                                                      Jeffrey I. Beason
                                                Vice President and Controller
                                                  (Chief Accounting Officer)

Date: May 10, 1999

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                                INDEX TO EXHIBITS

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   Exhibit
   Number        Description
   -------       -----------
     1.1         Underwriting Agreement dated as of May 5, 1999

     4.1 Indenture dated as of May 10, 1999, between the Company and The Chase Manhattan Bank, as Trustee

     4.2 First Supplemental Indenture dated as of May 10, 1999, between the Company and The Chase Manhattan Bank, as Trustee, including the form of 6 3/4% Senior Note Due 2009

     5.1 Opinion of Andrews & Kurth L.L.P. as to the legality of the Notes

     23.1        Consent of PricewaterhouseCoopers LLP, independent accountants

     23.2        Consent of Ernst & Young LLP, independent accountants

     23.3        Consent of KPMG LLP, independent accountants

     23.4        Consent of Andrews & Kurth L.L.P. (included in Exhibit 5.1)

     25.1        Form T-1 Statement of Eligibility of The Chase Manhattan Bank
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